UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985
                                   ----------

                         TEMPLETON EMERGING MARKETS FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS



                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    |       AUGUST 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  ANNUAL REPORT                     |          INTERNATIONAL
--------------------------------------------------------------------------------

                                    TEMPLETON
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                                    [LOGO](R)
                             FRANKLIN(R)TEMPLETON(R)
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                                  FRANKLIN TEMPLETON INVESTMENTS

                                  GAIN FROM OUR PERSPECTIVE(R)

                                  Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE             Each of our portfolio management groups
                                  operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                  FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                  TEMPLETON. Founded in 1940, Templeton
                                  pioneered international investing and, in
                                  1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                  MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION              Because our management groups work
                                  independently and adhere to different
                                  investment approaches, Franklin, Templeton and
                                  Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST         At Franklin Templeton Investments, we seek to
                                  consistently provide investors with
                                  exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

Contents

ANNUAL REPORT

Templeton Emerging Markets Fund ...........................................    1

Performance Summary .......................................................    7

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Report of Independent Registered Public

Accounting Firm ...........................................................   26

Tax Designation ...........................................................   27

Annual Meeting of Shareholders ............................................   29

Dividend Reinvestment and Cash Purchase Plan ..............................   30

Board Members and Officers ................................................   32

Shareholder Information ...................................................   38

--------------------------------------------------------------------------------

ANNUAL REPORT

TEMPLETON EMERGING MARKETS FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/05

[PIE CHART OMITTED]

Asia ...................................... 57.6%
Europe .................................... 18.0%
Latin America & Caribbean ................. 13.1%
Middle East & Africa ....................... 7.9%
Short-Term Investments & Other Net Assets .. 3.4%

--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Emerging Markets Fund covers the fiscal year ended August 31, 2005. Also in the report is new information about the

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                               Annual Report | 1

Board of Trustees' approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved the Fund's contract with the Investment Manager. The disclosure is in the "Shareholder Information" section beginning on page 38.

PERFORMANCE OVERVIEW

For the 12-month period ended August 31, 2005, Templeton Emerging Markets Fund delivered cumulative total returns of +30.66% based on market price and +36.43% based on net asset value. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index posted a 42.40% cumulative total return for the same period.(1) In line with our investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary on page 7. For example, for the 10-year period ended August 31, 2005, the Fund delivered cumulative total returns of +121.30% based on market price and +134.07% based on net asset value, compared with the MSCI EM Index's 64.54% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

Emerging markets recorded strong performances during the year under review, generally outperforming the major developed markets. Solid economic fundamentals, attractive stock valuations and greater investor confidence helped to propel emerging market stock prices. A weaker U.S. dollar versus most major emerging markets currencies further enhanced emerging market stock returns in U.S. dollar terms. Eastern European and Latin American markets outperformed their other emerging market peers as both regions continued to attract significant foreign investment inflows.

Eastern European stock markets benefited from greater European Union (EU) trade bloc integration, while high oil prices provided a boost for the Russian economy, which is heavily dependent on oil exports. In Turkey, the stock

(1) Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. As of 8/31/05, the Fund's 10-year average annual total returns were +8.27% based on market price and +8.88% based on net asset value, compared with the MSCI EM Index's 5.11% average annual total return for the same period. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Annual Report
market rose as the government continued efforts to ensure that the country's EU accession talks begin in October 2005. Additional financial support from the International Monetary Fund (IMF) and World Bank further supported the Turkish economy.

Latin American countries continued to record strong economic growth in 2004 and thus far in 2005, continuing an overall recovery from 2003's slow-growth environment. Argentina benefited from successful debt refi-nancing, while Brazil reduced its risk profile through newly implemented reforms and effective fiscal policy. Elsewhere, high oil prices were a boon for Mexico, a major oil producer. These countries' stock markets enjoyed robust performance.

Asian markets generally lagged other emerging markets' performance as concerns about the economic impact of record high oil prices weighed on investors, largely because almost all of Asia's major economies are net oil importers. Rising interest rates in the region as well as in the U.S. also appeared to dampen investor activity.

In South Africa, greater private consumption, proactive black empowerment efforts and the government's successful macroeconomic policies contributed to the country's stock market gains. High commodity prices also helped boost South African corporate earnings.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

The Fund's performance, relative to the MSCI EM Index, benefited from our stock selection in South Korea and Poland, and an overweighted position in Austria. In South Korea, the Fund's overweighted investments in Samsung Heavy Industries, Hyundai Development and Daewoo Shipbuilding & Marine Engineering had the largest positive impact on relative performance this year. Conversely, underweighted positions in South Africa and Mexico had a

TOP 10 COUNTRIES
Based on Equity Investments as of 8/31/05

-------------------------------------------------------------------------
                                                              % OF TOTAL
                                                              NET ASSETS
-------------------------------------------------------------------------
South Korea                                                        16.9%
-------------------------------------------------------------------------
Taiwan                                                             13.4%
-------------------------------------------------------------------------
China                                                               9.6%
-------------------------------------------------------------------------
Brazil                                                              8.5%
-------------------------------------------------------------------------
South Africa                                                        7.9%
-------------------------------------------------------------------------
Singapore                                                           5.3%
-------------------------------------------------------------------------
Mexico                                                              4.3%
-------------------------------------------------------------------------
Russia                                                              3.4%
-------------------------------------------------------------------------
India                                                               3.4%
-------------------------------------------------------------------------
Turkey                                                              3.1%
-------------------------------------------------------------------------


                                                               Annual Report | 3

TOP 10 EQUITY HOLDINGS
8/31/05

--------------------------------------------------------------------------------
 COMPANY                                                             % OF TOTAL
 SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
--------------------------------------------------------------------------------
 Samsung Electronics Co. Ltd.                                              3.2%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
 China Mobile (Hong Kong) Ltd., fgn.                                       3.1%
   WIRELESS TELECOMMUNICATION
   SERVICES, CHINA
--------------------------------------------------------------------------------
 Anglo American PLC                                                        2.1%
   METALS & MINING, SOUTH AFRICA
--------------------------------------------------------------------------------
 Remgro Ltd.                                                               2.0%
   DIVERSIFIED FINANCIAL SERVICES,
   SOUTH AFRICA
--------------------------------------------------------------------------------
 Keppel Corp. Ltd.                                                         1.9%
   INDUSTRIAL CONGLOMERATES, SINGAPORE
--------------------------------------------------------------------------------
 Kimberly Clarke de Mexico SA de CV, A                                     1.8%
   HOUSEHOLD PRODUCTS, MEXICO
--------------------------------------------------------------------------------
 Petroleo Brasileiro SA, ADR, pfd.                                         1.8%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
 Banco Bradesco SA, ADR, pfd.                                              1.8%
   COMMERCIAL BANKS, BRAZIL
--------------------------------------------------------------------------------
 Daewoo Shipbuilding & Marine
 Engineering Co. Ltd.                                                      1.7%
   MACHINERY, SOUTH KOREA
--------------------------------------------------------------------------------
 HSBC Holdings PLC                                                         1.7%
   COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------

negative impact on our relative performance. Both countries' markets recorded substantial gains during the year, which eventually made market valuations relatively expensive in our opinion and, according to our investment strategy, we sold some shares when certain holdings reached our sale targets.

With regard to sectors, the Fund benefited from its overweighted exposure to capital goods relative to the index.(2) Favorable stock selection in the transportation sector also boosted the Fund's returns.(3) In addition to the South Korean transportation holdings mentioned earlier, other positive contributors included Keppel Corporation of Singapore and Shipping Corporation of India (sold by period-end). An underweighted exposure to semiconductor and semiconductor equipment companies, in large part due to our decision to not invest in United Micro Electronics, also supported relative performance. The Fund did not hold this company's stock; instead, we invested in its peers, such as Taiwan Semiconductor Manufacturing (TSMC) and Samsung Electronics. On the other hand, an overweighted exposure to Taiwan Mobile and no exposure to America Movil and Orascom Telecom were reasons that telecommunication services recorded the Fund's largest negative sector performance relative to the index.(4) The Fund did not own these two stocks due to what we perceived as expensive valuations and the availability of better-valued telecommunications stocks in other markets. To a lesser extent, our underweighted position in utilities and stock selection in the food, beverage and tobacco sector also hindered the Fund's overall results.(5)

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2005, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

(2) In the SOI, the capital goods sector comprises aerospace and defense, construction and engineering, industrial conglomerates, and machinery.

(3) In the SOI, the transportation sector comprises airlines, road and rail, and transportation infrastructure.

(4) In the SOI, the telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services.

(5) In the SOI, the utilities sector comprises gas utilities, electric utilities, multi-utilities and water utilities, while the food, beverage and tobacco sector comprises beverages and food products.


4 | Annual Report

During the year under review, we implemented various changes to the Fund's portfolio structure. The Fund's largest additions were in Asia, including a greater exposure to Taiwanese, Thai and Malaysian equities. Key investments included stocks of the aforementioned TSMC, a leading global integrated circuit producer; Kasikornbank, one of Thailand's largest banks; and Maxis Communications, Malaysia's leading telecommunications service provider. Within the region, more South Korean stocks, China Red Chip (Hong Kong-listed companies with significant exposure to China) shares and Hong Kong stocks were sold than bought, primarily because a number of our existing holdings reached their respective sales targets.

In Latin America, the Fund increased its Brazilian investments through purchases of shares of Petroleo Brasileiro (Petrobras), the national oil and gas company with activities in exploration, production, refining, transportation and distribution of oil and petroleum byproducts; and Centrais Eletricas Brasileiras (Eletrobras), the Brazilian government's electric sector holding company with electricity generation and transmission responsibilities. During the year under review, Petrobras continued to benefit from high global oil prices. The largest sales in the Latin American region included shares of Telefonos de Mexico (Telmex), Mexico's largest telecommunications company; and Luxembourg-domiciled Tenaris, the leading manufacturer of seamless steel pipes for the world's oil and gas industry with manufacturing facilities in Argentina, Brazil, Mexico and Venezuela.

As a result of the strong appreciation in Eastern European markets, the Fund's investments in the region grew increasingly expensive, triggering sell targets. The largest sales took place in Austria, Hungary and Greece. Substantial sales were also undertaken in South Africa as the Fund reduced its holdings in SABMiller, the dominant South African brewer, and Sasol, a multidiscipline fuel extraction and manufacturing company.

Our global search for undervalued stocks resulted in purchases of select
U.K.- and Sweden-based equities. These companies offer significant business operations in emerging markets. For example, we increased the Fund's shares of HSBC Holdings, one of the world's largest banking and financial services organizations; Provident Financial, a consumer finance company with exposure to Central Europe, Eastern Europe and Latin America; and Oriflame Cosmetics, a cosmetics company that operates in Central and Eastern Europe.


                                                               Annual Report | 5

We thank you for your interest in Templeton Emerging Markets Fund and look forward to serving your future investment needs.

Sincerely,


                                /s/ Mark Mobius
[PHOTO OMITTED]
                                Mark Mobius

                                President and Chief Executive Officer -
                                Investment Management
                                Templeton Emerging Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

PERFORMANCE SUMMARY AS OF 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gains distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 SYMBOL: EMF                                     CHANGE     8/31/05    8/31/04
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                           +$4.58     $17.98      $13.40
--------------------------------------------------------------------------------
 Market Price (NYSE)                             +$4.07     $18.31      $14.24
--------------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/04-8/31/05)
--------------------------------------------------------------------------------
 Dividend Income                       $0.2452
--------------------------------------------------------------------------------

PERFORMANCE
--------------------------------------------------------------------------------
                                                1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
 Cumulative Total Return(1)
--------------------------------------------------------------------------------
   Based on change in NAV                       +36.43%    + 70.60%    +134.07%
--------------------------------------------------------------------------------
   Based on change in market price              +30.66%    +113.30%    +121.30%
--------------------------------------------------------------------------------
 Average Annual Total Return(1)
--------------------------------------------------------------------------------
   Based on change in NAV                       +36.43%     +11.28%      +8.88%
--------------------------------------------------------------------------------
   Based on change in market price              +30.66%     +16.36%      +8.27%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

(1) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


                                                               Annual Report | 7

IMPORTANT NOTICE TO SHAREHOLDERS

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


8 | Annual Report

TEMPLETON EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

                                                                  ------------------------------------------------------------------
                                                                                         YEAR ENDED AUGUST 31,
                                                                     2005          2004          2003        2002          2001
                                                                  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   13.40     $   10.82     $    8.76    $    8.86     $   11.44
                                                                  ------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................        0.32          0.22          0.18         0.15          0.12

 Net realized and unrealized gains (losses) ...................        4.51          2.59          2.03        (0.14)        (2.60)
                                                                  ------------------------------------------------------------------
Total from investment operations ..............................        4.83          2.81          2.21         0.01         (2.48)
                                                                  ------------------------------------------------------------------
Less distributions from net investment income .................       (0.25)        (0.23)        (0.15))      (0.11)        (0.10)
                                                                  ------------------------------------------------------------------
Net asset value, end of year ..................................   $   17.98     $   13.40     $   10.82    $    8.76     $    8.86
                                                                  ==================================================================
Market value, end of year(b) ..................................   $   18.31     $   14.24     $   11.84    $    8.00     $    8.35
                                                                  ==================================================================

Total return (based on market value per share) ................       30.66%        22.62%        50.83%       (2.82)%       (9.17)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $ 318,240     $ 236,848     $ 191,076    $ 154,640     $ 156,378

Ratios to average net assets:

 Expenses .....................................................        1.57%         1.63%         1.84%        1.64%         1.67%

 Net investment income ........................................        2.00%         1.70%         1.94%        1.67%         1.28%

Portfolio turnover rate .......................................       36.04%        67.63%        48.69%       65.13%        63.64%

(a)   Based on average daily shares outstanding.

(b)   Based on the last sale on the New York Stock Exchange.


                          Annual Report | See notes to financial statements. | 9

TEMPLETON EMERGING MARKETS FUND

STATEMENT OF INVESTMENTS, AUGUST 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                                             INDUSTRY                    SHARES/RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 91.2%
       AUSTRIA 0.9%
       Bank Austria Creditanstalt .......................                 Commercial Banks                      23,946   $ 2,708,249
                                                                                                                         -----------
       BELGIUM 0.6%
       Inbev ............................................                    Beverages                          44,650     1,742,385
                                                                                                                         -----------
       BERMUDA 0.0%(a)
       Gome Electrical Appliances Holdings Ltd. .........                 Specialty Retail                     130,000        80,292
                                                                                                                         -----------
       BRAZIL 3.1%
       Centrais Eletricas Brasileiras SA ................                Electric Utilities                 67,922,000       939,797
       Centrais Eletricas Brasileiras SA (Non-Taxable) ..                Electric Utilities                110,472,000     1,528,537
       Cia de Bebidas das Americas (AmBev), ADR .........                    Beverages                          14,820       380,133
       Embraer-Empresa Bras de Aeronautica SA ...........               Aerospace & Defense                    287,066     1,949,432
    (b)Localiza Rent a Car SA, 144A .....................          Diversified Consumer Services               119,000       818,217
       Souza Cruz SA ....................................                     Tobacco                          246,473     2,761,719
       Unibanco Uniao de Bancos Brasileiros SA, GDR .....                 Commercial Banks                      30,000     1,341,600
                                                                                                                         -----------
                                                                                                                           9,719,435
                                                                                                                         -----------
       CHINA 9.6%
(b),(c)Air China Ltd., H, 144A ..........................                     Airlines                         397,000       120,045
       Aluminum Corp. of China Ltd., H ..................                 Metals & Mining                    3,824,000     2,103,492
       Anhui Conch Cement Co. Ltd., H ...................              Construction Materials                1,234,000     1,111,476
       Beijing Enterprises Holdings Ltd. ................             Industrial Conglomerates                  42,162        59,134
       Brilliance China Automotive Holdings Ltd. ........                   Automobiles                        978,000       166,111
       China International Marine Containers Co. Ltd., B                     Machinery                         357,500       351,904
       China Mobile (Hong Kong) Ltd., fgn ...............       Wireless Telecommunication Services          2,295,500     9,924,379
       China Resources Enterprise Ltd. ..................                   Distributors                     1,974,000     3,136,901
       China Travel International Investment
        Hong Kong Ltd. ..................................          Hotels, Restaurants & Leisure             1,396,000       431,105
       Chongqing Changan Automobile Co. Ltd., B .........                   Automobiles                        649,800       325,249
       CITIC Pacific Ltd. ...............................             Industrial Conglomerates                 757,192     2,109,360
       Denway Motors Ltd. ...............................                   Automobiles                      4,906,730     1,799,384
       Huadian Power International Corp. Ltd., H ........   Independent Power Producers & Energy Traders     2,922,000       808,361
       Huaneng Power International Inc., H ..............   Independent Power Producers & Energy Traders       444,000       314,219
       Lenovo Group Ltd. ................................             Computers & Peripherals                1,006,000       414,223
       PetroChina Co. Ltd., H ...........................           Oil, Gas & Consumable Fuels              5,118,000     4,148,849
       Shanghai Industrial Holdings Ltd. ................             Industrial Conglomerates                 946,000     1,795,436
       TCL Multimedia Technology Holdings Ltd. ..........                Household Durables                  1,076,000       196,602
       Travelsky Technology Ltd., H .....................                   IT Services                      1,320,000     1,146,475
                                                                                                                         -----------
                                                                                                                          30,462,705
                                                                                                                         -----------
       CROATIA 0.8%
    (c)Pliva d.d., GDR, Reg S ...........................                 Pharmaceuticals                      194,200     2,462,456
                                                                                                                         -----------
       GREECE 0.3%
       Coca-Cola Hellenic Bottling Co. SA ...............                    Beverages                          18,770       575,046
       Titan Cement Co. .................................              Construction Materials                   14,185       495,110
                                                                                                                         -----------
                                                                                                                           1,070,156
                                                                                                                         -----------


10 | Annual Report

TEMPLETON EMERGING MARKETS FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                              INDUSTRY                SHARES/RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       HONG KONG 2.8%
       Cathay Pacific Airways Ltd. .......................                      Airlines                    149,000      $   276,080
       Cheung Kong Holdings Ltd. .........................                    Real Estate                   458,000        4,967,980
       Cheung Kong Infrastructure Holdings Ltd. ..........                 Electric Utilities               284,000          893,478
       Dairy Farm International Holdings Ltd.
        (USD Traded) .....................................              Food & Staples Retailing            239,200          736,736
       Guoco Group Ltd. ..................................           Diversified Financial Services          32,506          324,573
       Hopewell Holdings Ltd. ............................           Transportation Infrastructure           43,000          110,382
       MTR Corp. Ltd. ....................................                    Road & Rail                   728,996        1,477,381
                                                                                                                         -----------
                                                                                                                           8,786,610
                                                                                                                         -----------
       HUNGARY 2.6%
       BorsodChem Rt .....................................                     Chemicals                     30,707          390,935
       Gedeon Richter Ltd. ...............................                  Pharmaceuticals                  13,349        2,125,023
       Magyar Telekom Ltd. ...............................       Diversified Telecommunication Services     723,139        3,653,324
       MOL Magyar Olaj-Es Gazipari Rt. ...................            Oil, Gas & Consumable Fuels            18,730        2,056,193
                                                                                                                         -----------
                                                                                                                           8,225,475
                                                                                                                         -----------
       INDIA 3.4%
       Gail India Ltd. ...................................                   Gas Utilities                  331,410        1,754,346
       Hindustan Lever Ltd. ..............................                 Household Products               827,600        3,113,957
       Hindustan Petroleum Corp. Ltd. ....................            Oil, Gas & Consumable Fuels           424,023        2,817,189
       Indian Oil Corp. Ltd. .............................            Oil, Gas & Consumable Fuels             5,800           55,168
       National Aluminum Co. Ltd. ........................                  Metals & Mining                  87,000          334,562
       Tata Motors Ltd. ..................................                     Machinery                     42,800          449,971
       Tata Tea Ltd. .....................................                   Food Products                  120,315        2,240,824
                                                                                                                         -----------
                                                                                                                          10,766,017
                                                                                                                         -----------
       INDONESIA 0.1%
       PT Bank Danamon ...................................                  Commercial Banks                707,500          309,102
                                                                                                                         -----------
       MALAYSIA 2.3%
       Kuala Lumpur Kepong Bhd. ..........................                   Food Products                  221,600          419,874
       Maxis Communications Bhd. .........................        Wireless Telecommunication Services       780,000        1,950,000
       Resorts World Bhd. ................................           Hotels, Restaurants & Leisure          790,600        2,142,942
       SIME Darby Bhd. ...................................              Industrial Conglomerates            802,100        1,277,028
       Tanjong PLC  ......................................           Hotels, Restaurants & Leisure          168,100          597,197
       YTL Corp. Bhd. ....................................                  Multi-Utilities                 304,346          440,501
       YTL Power International Bhd. ......................                  Water Utilities               1,003,184          549,111
                                                                                                                         -----------
                                                                                                                           7,376,653
                                                                                                                         -----------
       MEXICO 4.3%
       Fomento Economico Mexicano SA de CV (Femsa),
        ADR ..............................................                     Beverages                     66,789        4,576,382
       Grupo Bimbo SA de CV, A ...........................                   Food Products                  185,771          571,829
       Kimberly Clark de Mexico SA de CV, A ..............                 Household Products             1,765,200        5,806,163
       Telefonos de Mexico SA de CV (Telmex), L, ADR .....       Diversified Telecommunication Services     149,974        2,879,501
                                                                                                                         -----------
                                                                                                                          13,833,875
                                                                                                                         -----------


                                                              Annual Report | 11

TEMPLETON EMERGING MARKETS FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                             INDUSTRY               SHARES/RIGHTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        PANAMA 0.3%
        Banco Latinoamericano de Exportaciones SA, E .......              Commercial Banks                 62,600        $ 1,072,964
                                                                                                                         -----------
        PHILIPPINES 1.0%
        San Miguel Corp., B ................................                 Beverages                  1,928,599          3,238,607
                                                                                                                         -----------
        POLAND 2.6%
        Polski Koncern Naftowy Orlen SA ....................        Oil, Gas & Consumable Fuels           168,042          2,901,326
        Prokom Software SA .................................                IT Services                     2,400             84,791
        Telekomunikacja Polska SA ..........................   Diversified Telecommunication Services     741,500          5,125,497
                                                                                                                         -----------
                                                                                                                           8,111,614
                                                                                                                         -----------
        PORTUGAL 0.2%
        Jeronimo Martins SGPS SA ...........................          Food & Staples Retailing             46,650            678,347
                                                                                                                         -----------
        RUSSIA 3.4%
        Lukoil Holdings, ADR ...............................        Oil, Gas & Consumable Fuels            94,356          4,585,701
        Mining and Metallurgical Co. Norilsk Nickel ........              Metals & Mining                  50,100          3,572,130
        Mobile Telesystems, ADR ............................    Wireless Telecommunication Services        75,100          2,778,700
                                                                                                                         -----------
                                                                                                                          10,936,531
                                                                                                                         -----------
        SINGAPORE 5.3%
        ComfortDelGro Corp. Ltd. ...........................                Road & Rail                 1,404,000          1,202,355
        Fraser & Neave Ltd. ................................          Industrial Conglomerates            434,367          4,313,963
        Keppel Corp. Ltd. ..................................          Industrial Conglomerates            882,000          6,084,567
        Singapore Press Holdings Ltd. ......................                   Media                      456,250          1,226,435
        Singapore Technologies Engineering Ltd. ............            Aerospace & Defense               676,000          1,045,257
        Singapore Telecommunications Ltd. ..................   Diversified Telecommunication Services   2,000,142          3,068,907
                                                                                                                         -----------
                                                                                                                          16,941,484
                                                                                                                         -----------
        SOUTH AFRICA 7.9%
        Anglo American PLC .................................              Metals & Mining                 261,043          6,633,563
        Nampak Ltd. ........................................           Containers & Packaging             136,900            330,707
        Nedbank Group Ltd. .................................              Commercial Banks                226,110          3,117,303
     (b)Nedbank Group Ltd., 144A ...........................              Commercial Banks                 26,167            360,756
        Old Mutual PLC (GBP Traded) ........................                 Insurance                  1,652,510          4,206,546
        Remgro Ltd. ........................................       Diversified Financial Services         391,649          6,512,125
        SABMiller PLC ......................................                 Beverages                     93,448          1,649,669
        Sappi Ltd. .........................................          Paper & Forest Products             184,700          1,974,479
        Sasol Ltd. .........................................        Oil, Gas & Consumable Fuels            10,200            344,000
        The Spar Group Ltd. ................................          Food & Staples Retailing             27,000            120,918
                                                                                                                         -----------
                                                                                                                          25,250,066
                                                                                                                         -----------
        SOUTH KOREA 16.9%
        CJ Corp. ...........................................               Food Products                   42,110          2,680,280
        Daelim Industrial Co. ..............................         Construction & Engineering             4,000            236,880
        Daewoo Shipbuilding & Marine
         Engineering Co. Ltd. ..............................                 Machinery                    285,860          5,505,248
        Hana Bank ..........................................              Commercial Banks                124,840          3,756,620
        Hite Brewery Co. Ltd. ..............................                 Beverages                     18,045          1,824,483


12 | Annual Report

TEMPLETON EMERGING MARKETS FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                  SHARES/RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        SOUTH KOREA (CONT.)
        Hyundai Development Co. ..........................          Construction & Engineering              144,210      $ 3,846,526
        Kangwon Land Inc. ................................        Hotels, Restaurants & Leisure             241,368        3,776,822
        Korea Gas Corp. ..................................                Gas Utilities                      39,480        1,136,690
     (c)LG Card Co. Ltd. .................................               Consumer Finance                    39,730        1,224,227
        LG Chem Ltd. .....................................                  Chemicals                        67,500        2,749,398
     (c)LG Corp. .........................................           Industrial Conglomerates               124,000        2,865,672
        LG Electronics Inc. ..............................              Household Durables                   19,180        1,150,615
        LG Household & Health Care Ltd. ..................              Household Products                   35,930        1,857,911
        LG Petrochemical Co. Ltd. ........................                  Chemicals                        42,920        1,064,218
        Samsung Electronics Co. Ltd. .....................   Semiconductors & Semiconductor Equipment        19,326       10,123,586
        Samsung Fine Chemicals Co. Ltd. ..................                  Chemicals                       103,070        2,362,124
        Samsung Heavy Industries Co. Ltd. ................                  Machinery                       129,680        1,642,072
        Shinhan Financial Group Co. Ltd. .................               Commercial Banks                    52,000        1,522,196
        SK Corp. .........................................         Oil, Gas & Consumable Fuels               32,730        1,616,802
        SK Telecom Co. Ltd. ..............................     Wireless Telecommunication Services           15,530        2,826,355
                                                                                                                         -----------
                                                                                                                          53,768,725
                                                                                                                         -----------
        SWEDEN 0.8%
        Oriflame Cosmetics, IDR ..........................              Personal Products                   102,648        2,477,912
                                                                                                                         -----------
        TAIWAN 13.4%
        Acer Inc. ........................................           Computers & Peripherals                575,362        1,089,235
        BenQ Corp. .......................................           Computers & Peripherals                808,000          752,489
        Chunghwa Telecom Co. Ltd. ........................    Diversified Telecommunication Services      1,234,000        2,298,443
        D-Link Corp. .....................................           Communications Equipment             2,296,946        2,226,810
        Delta Electronics Inc. ...........................      Electronic Equipment & Instruments        1,107,179        1,795,151
        Elan Microelectronics Corp. ......................   Semiconductors & Semiconductor Equipment       635,927          281,555
        Giant Manufacturing Co. ..........................         Leisure Equipment & Products              20,000           32,672
        Kinpo Electronics Inc. ...........................              Office Electronics                    4,734            2,031
        Lite-On Technology Corp. .........................           Computers & Peripherals              2,560,098        2,646,086
        MediaTek Inc. ....................................   Semiconductors & Semiconductor Equipment       438,900        3,712,223
     (c)Mega Financial Holdings Co. Ltd. .................               Commercial Banks                 7,206,661        4,775,101
        Premier Image Technology Corp. ...................         Leisure Equipment & Products           1,619,160        1,878,720
        President Chain Store Corp. ......................           Food & Staples Retailing             1,042,188        1,880,712
        Realtek Semiconductor Corp. ......................   Semiconductors & Semiconductor Equipment     1,891,200        1,894,087
        Siliconware Precision Industries Co. Ltd. ........   Semiconductors & Semiconductor Equipment     1,127,561        1,007,058
     (c)Sunplus Technology Co. Ltd. ......................   Semiconductors & Semiconductor Equipment     1,673,530        1,673,530
        Synnex Technology International Corp. ............      Electronic Equipment & Instruments        1,112,320        1,321,198
        Taiwan Mobile Co. Ltd. ...........................     Wireless Telecommunication Services        5,151,372        4,781,732
        Taiwan Semiconductor Manufacturing Co., Ltd. .....   Semiconductors & Semiconductor Equipment     2,787,044        4,595,431
        UNI-President Enterprises Corp. ..................                Food Products                   6,615,350        2,474,444
        Yuanta Core Pacific Securities Co. ...............               Capital Markets                  2,793,113        1,607,640
                                                                                                                         -----------
                                                                                                                          42,726,348
                                                                                                                         -----------


                                                              Annual Report | 13

TEMPLETON EMERGING MARKETS FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                           INDUSTRY                   SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        THAILAND 2.8%
        Bangkok Bank Public Co. Ltd., fgn. .............               Commercial Banks                     223,000      $   600,437
        BEC World Public Co. Ltd., fgn. ................                    Media                         1,562,900          534,552
        Kasikornbank Public Co. Ltd., fgn. .............               Commercial Banks                   1,564,300        2,390,561
        Land and House Public Co. Ltd., fgn. ...........              Household Durables                  2,728,200          539,353
        Shin Corp. Public Co. Ltd., fgn. ...............     Wireless Telecommunication Services          1,319,000        1,215,816
        Siam Cement Public Co. Ltd., fgn. ..............            Construction Materials                  242,706        1,412,964
        Siam Commercial Bank Public Co. Ltd., fgn. .....               Commercial Banks                     620,000          748,211
        Siam Makro Public Co. Ltd., fgn. ...............           Food & Staples Retailing                 152,000          233,024
        Thai Airways International Public Co. Ltd., fgn.                   Airlines                         120,900          114,961
     (c)TMB Bank Public Co. Ltd., fgn. .................               Commercial Banks                  13,339,800        1,261,982
     (c)True Corp. Public Co. Ltd., rts., 3/28/08 ......    Diversified Telecommunication Services          246,818               --
                                                                                                                        ------------
                                                                                                                           9,051,861
                                                                                                                        ------------
        TURKEY 3.1%
        Arcelik AS, Br .................................              Household Durables                    469,047        2,771,404
        Migros Turk TAS ................................           Food & Staples Retailing                 276,485        2,363,120
     (c)Petkim Petrokimya Holding AS ...................                  Chemicals                          10,000           43,850
        Tupras-Turkiye Petrol Rafineleri AS ............         Oil, Gas & Consumable Fuels                207,280        3,173,517
        Turkiye Is Bankasi, C ..........................               Commercial Banks                     248,851        1,479,604
                                                                                                                        ------------
                                                                                                                           9,831,495
                                                                                                                        ------------
        UNITED KINGDOM 2.7%
        HSBC Holdings PLC ..............................               Commercial Banks                     338,346        5,420,223
        Provident Financial PLC ........................               Consumer Finance                     267,970        3,095,545
                                                                                                                        ------------
                                                                                                                           8,515,768
                                                                                                                        ------------
        TOTAL COMMON STOCKS (COST $212,020,479) ........                                                                 290,145,132
                                                                                                                        ------------
        PREFERRED STOCKS 5.4%
        BRAZIL 5.4%
        Banco Bradesco SA, ADR, pfd. ...................               Commercial Banks                     131,537        5,600,846
        Cia de Bebidas das Americas (AmBev), ADR, pfd. .                  Beverages                          71,700        2,301,570
        Cia Vale do Rio Doce, ADR, pfd., A .............               Metals & Mining                       86,100        2,583,000
        Klabin SA, pfd. ................................            Containers & Packaging                    6,000           11,612
        Petroleo Brasileiro SA, ADR, pfd. ..............         Oil, Gas & Consumable Fuels                102,880        5,657,371
        Suzano Bahia Sul Papel e Celulose SA, pfd., A ..           Paper & Forest Products                  130,578          571,393
        Usinas Siderurgicas de Minas Gerais SA, pfd., A                Metals & Mining                       31,800          659,458
                                                                                                                        ------------
        TOTAL PREFERRED STOCKS (COST $8,728,422) .......                                                                  17,385,250
                                                                                                                        ------------
        SHORT TERM INVESTMENTS (COST $9,871,361) 3.1%
     (d)Franklin Institutional Fiduciary Trust Money
         Market Portfolio ..............................                                                  9,871,361        9,871,361
                                                                                                                        ------------
        TOTAL INVESTMENTS (COST $230,620,262) 99.7% ....                                                                 317,401,743
        OTHER ASSETS, LESS LIABILITIES 0.3% ............                                                                     838,668
                                                                                                                        ------------
        NET ASSETS 100.0% ..............................                                                                $318,240,411
                                                                                                                        ============


14 | Annual Report

TEMPLETON EMERGING MARKETS FUND

CURRENCY ABBREVIATIONS:

GBP - British Pound

SELECTED PORTFOLIO ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt
IDR - International Depository Receipt

(a)   Rounds to less than 0.05% of net assets.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees.

(c)   Non-income producing.

(d) See Note 8 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 15

TEMPLETON EMERGING MARKETS FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2005

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................        $220,748,901
  Cost - Sweep Money Fund (Note 8) .........................           9,871,361
                                                                    ------------
  Total cost of investments ................................        $230,620,262
                                                                    ============
  Value - Unaffiliated issuers .............................        $307,530,382
  Value - Sweep Money Fund (Note 8) ........................           9,871,361
                                                                    ------------
  Total value of investments ...............................         317,401,743
 Cash ......................................................             123,356
 Foreign currency, at value (cost $289,440) ................             280,464
 Receivables:
  Investment securities sold ...............................             236,024
  Dividends ................................................           1,283,747
  Foreign income tax receivable ............................             209,035
                                                                    ------------
        Total assets .......................................         319,534,369
                                                                    ------------
Liabilities:
 Payables:
  Investment securities purchased ..........................             765,094
  Affiliates ...............................................             393,848
 Deferred taxes ............................................              14,028
 Other liabilities .........................................             120,988
                                                                    ------------
        Total liabilities ..................................           1,293,958
                                                                    ------------
           Net assets, at value ............................        $318,240,411
                                                                    ============
Net assets consist of:
 Paid-in capital ...........................................        $205,320,924
 Undistributed net investment income .......................           2,172,086
 Net unrealized appreciation (depreciation) ................          86,756,843
 Accumulated net realized gain (loss) ......................          23,990,558
                                                                    ------------
           Net assets, at value ............................        $318,240,411
                                                                    ============
Shares outstanding .........................................          17,696,319
                                                                    ============
Net asset value per share ..................................        $      17.98
                                                                    ============


16 | See notes to financial statements. | Annual Report

TEMPLETON EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

for the year ended August 31, 2005

Investment income:
 Dividends (net of foreign taxes of $882,393)
  Unaffiliated issuers .......................................................................      $  8,953,445
  Sweep Money Fund (Note 8) ..................................................................         1,221,473
  Interest (net of foreign taxes of $47) .....................................................               193
                                                                                                    ------------
        Total investment income ..............................................................        10,175,111
                                                                                                    ------------
Expenses:
 Management fees (Note 3a) ...................................................................         3,527,802
 Administrative fees (Note 3b) ...............................................................           427,223
 Transfer agent fees .........................................................................            79,800
 Custodian fees (Note 4) .....................................................................           280,081
 Reports to shareholders .....................................................................            69,800
 Registration and filing fees ................................................................            22,500
 Professional fees ...........................................................................            22,845
 Trustees' fees and expenses .................................................................            33,300
 Other .......................................................................................            13,200
                                                                                                    ------------
        Total expenses .......................................................................         4,476,551
        Expense reductions (Note 4) ..........................................................              (966)
                                                                                                    ------------
           Net expenses ......................................................................         4,475,585
                                                                                                    ------------
               Net investment income .........................................................         5,699,526
                                                                                                    ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (including foreign tax refund of $209,035) .....................................        30,458,465
  Foreign currency transactions ..............................................................          (176,789)
                                                                                                    ------------
           Net realized gain (loss) ..........................................................        30,281,676
                                                                                                    ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ................................................................................        49,523,911
  Translation of assets and liabilities denominated in foreign currencies ....................            (5,812)
  Deferred taxes .............................................................................           (14,028)
                                                                                                    ------------
          Net change in unrealized appreciation (depreciation) ...............................        49,504,071
                                                                                                    ------------
Net realized and unrealized gain (loss) ......................................................        79,785,747
                                                                                                    ------------
Net increase (decrease) in net assets resulting from operations ..............................      $ 85,485,273
                                                                                                    ============


                         Annual Report | See notes to financial statements. | 17

TEMPLETON EMERGING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   --------------------------------
                                                                                                         YEAR ENDED AUGUST 31,
                                                                                                        2005               2004
                                                                                                   --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................................     $   5,699,526      $   3,843,382
  Net realized gain (loss) from investments and foreign currency transactions ................        30,281,676         35,542,390
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies, and deferred taxes .............        49,504,071         10,197,407
                                                                                                   --------------------------------
        Net increase (decrease) in net assets resulting from operations ......................        85,485,273         49,583,179
                                                                                                   --------------------------------
 Distributions to shareholders from net investment income ....................................        (4,335,961)        (4,094,975)
                                                                                                   --------------------------------
 Capital share transactions: (Note 2) ........................................................           242,988            284,125
                                                                                                   --------------------------------
        Net increase (decrease) in net assets ................................................        81,392,300         45,772,329
Net assets:
 Beginning of year ...........................................................................       236,848,111        191,075,782
                                                                                                   --------------------------------
 End of year .................................................................................     $ 318,240,411      $ 236,848,111
                                                                                                   ================================
Undistributed net investment income included in net assets:
 End of year .................................................................................     $   2,172,086      $     709,318
                                                                                                   ================================


18 | See notes to financial statements. | Annual Report

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.


                                                              Annual Report | 19

TEMPLETON EMERGING MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


20 | Annual Report

TEMPLETON EMERGING MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting year. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Board of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect.

At August 31, 2005, there were an unlimited number of shares authorized (without par value). During the year ended August 31, 2005, 15,994 shares were issued for $242,988 from reinvested distributions. During the year ended August 31, 2004, 23,888 shares were issued for $284,125 from reinvested distributions.


                                                              Annual Report | 21

TEMPLETON EMERGING MARKETS FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                              AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                  Investment manager
Franklin Templeton Services, LLC (FT Services)          Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      1.250%             Up to and including $1 billion
      1.200%             Over $1 billion, up to and including $5 billion
      1.150%             Over $5 billion, up to and including $10 billion
      1.100%             Over $10 billion, up to and including $15 billion
      1.050%             Over $15 billion, up to and including $20 billion
      1.000%             In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year based on the Fund's average daily net assets.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended August 31, 2005, the Fund utilized $5,657,930 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized currency losses of $147,996.


22 | Annual Report

TEMPLETON EMERGING MARKETS FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

                                                         -----------------------
                                                             2005        2004
                                                         -----------------------
Distributions paid from - ordinary income .............   $4,335,961  $4,094,975

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign tax refunds.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign tax refunds.

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ......................................        $ 235,149,241
                                                                  =============
Unrealized appreciation ..................................        $  86,152,541
Unrealized depreciation ..................................           (3,900,039)
                                                                  -------------
Net unrealized appreciation (depreciation) ...............        $  82,252,502
                                                                  =============
Undistributed ordinary income ............................        $   6,510,466
Undistributed long term capital gains ....................           24,329,151
                                                                  -------------
Distributable earnings ...................................        $  30,839,617
                                                                  =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2005 aggregated $98,956,087 and $104,606,963, respectively.

7. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                              Annual Report | 23

TEMPLETON EMERGING MARKETS FUND

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

9. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West


24 | Annual Report

TEMPLETON EMERGING MARKETS FUND

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 25

TEMPLETON EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Fund (the "Fund") at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005


26 | Annual Report

TEMPLETON EMERGING MARKETS FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $24,329,151 as a capital gain dividend for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Code the Fund designates up to a maximum of $4,024,520 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2005 more than 50% of the Templeton Emerging Markets Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on November 4, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

RECORD DATE: 11/04/2005

-------------------------------------------------------------------------------------------------
                                             FOREIGN TAX       FOREIGN            FOREIGN
                                                 PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                       PER SHARE       PER SHARE          PER SHARE
-------------------------------------------------------------------------------------------------
Austria .................................      $0.0004         $0.0036            $0.0036
Belgium .................................       0.0001          0.0013             0.0013
Brazil ..................................       0.0051          0.0504             0.0000
Canada ..................................       0.0000          0.0002             0.0002
China ...................................       0.0000          0.0229             0.0080
Croatia .................................       0.0000          0.0024             0.0000
Greece ..................................       0.0000          0.0009             0.0009
Hong Kong ...............................       0.0000          0.0280             0.0000
Hungary .................................       0.0004          0.0066             0.0066
India ...................................       0.0000          0.0079             0.0079
Indonesia ...............................       0.0000          0.0002             0.0002
Malaysia ................................       0.0000          0.0042             0.0000
Mexico ..................................       0.0000          0.0148             0.0148
Panama ..................................       0.0000          0.0016             0.0016
Philippines .............................       0.0003          0.0016             0.0016
Poland ..................................       0.0006          0.0059             0.0059
Russia ..................................       0.0005          0.0053             0.0037
Singapore ...............................       0.0000          0.0312             0.0000
South Africa ............................       0.0011          0.0396             0.0078
South Korea .............................       0.0052          0.0453             0.0453
Sweden ..................................       0.0000          0.0028             0.0000


                                                              Annual Report | 27

TEMPLETON EMERGING MARKETS FUND

-----------------------------------------------------------------------------------------------
                                             FOREIGN TAX       FOREIGN            FOREIGN
                                                 PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                       PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------------
Taiwan ..................................       0.0235          0.0597             0.0000
Thailand ................................       0.0004          0.0061             0.0061
Turkey ..................................       0.0000          0.0198             0.0198
United Kingdom ..........................       0.0000          0.0014             0.0000
                                               ------------------------------------------------
TOTAL ...................................      $0.0376         $0.3637            $0.1353
                                               ================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been reduced to take into account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.


28 | Annual Report

TEMPLETON EMERGING MARKETS FUND

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 25, 2005

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 25, 2005. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato and Edith E. Holiday.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Trustees:

-------------------------------------------------------------------------------------------------------------------------
                                                                       % OF                                       % OF
                                                                      SHARES                                     SHARES
                                                       % OF           PRESENT                         % OF       PRESENT
                                                    OUTSTANDING         AND                       OUTSTANDING      AND
TERM EXPIRING 2008                      FOR            SHARES         VOTING         WITHHELD        SHARES      VOTING
-------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton .............   14,285,941.8329       80.75%          97.95%      298,801.7521       1.69%       2.05%
Frank J. Crothers ............   14,447,401.8329       81.66%          99.06%      137,341.7521       0.78%       0.94%
S. Joseph Fortunato ..........   14,284,438.8329       80.74%          97.94%      300,304.7521       1.70%       2.06%
Edith E. Holiday .............   14,299,253.8329       80.82%          98.04%      285,489.7521       1.61%       1.96%

* Harmon E. Burns, Charles B. Johnson, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                              Annual Report | 29

TEMPLETON EMERGING MARKETS FUND

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Agent's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.


30 | Annual Report

TEMPLETON EMERGING MARKETS FUND

TRANSFER AGENT
Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                              Annual Report | 31

TEMPLETON EMERGING MARKETS FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION    TIME SERVED          BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)                Trustee     Since 1992           141                           Director, Bar-S Foods (meat
500 East Broward Blvd.                                                                                packing company).
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)               Trustee     Since 1999           20                            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)             Trustee     Since 1992           142                           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)                Trustee     Since 1996           137                           Director, Amerada Hess
500 East Broward Blvd.                                                                                Corporation (exploration and
Suite 2100                                                                                            refining of oil and gas), H.J.
Fort Lauderdale, FL 33394-3091                                                                        Heinz Company (processed foods
                                                                                                      and allied products), RTI
                                                                                                      International Metals, Inc.
                                                                                                      (manufacture and distribution
                                                                                                      of titanium), Canadian
                                                                                                      National Railway (railroad),
                                                                                                      and White Mountains Insurance
                                                                                                      Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION    TIME SERVED          BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)               Trustee     Since 1993           141                           Director, Martek Biosciences
500 East Broward Blvd.                                                                                Corporation, MedImmune, Inc.
Suite 2100                                                                                            (biotechnology), and
Fort Lauderdale, FL 33394-3091                                                                        Overstock.com (Internet
                                                                                                      services); and FORMERLY,
                                                                                                      Director, MCI Communication
                                                                                                      Corporation (subsequently
                                                                                                      known as MCI WorldCom, Inc.
                                                                                                      and WorldCom, Inc.)
                                                                                                      (communications services)
                                                                                                      (1988-2002), White Mountains
                                                                                                      Insurance Group, Ltd. (holding
                                                                                                      company) (1987-2004) and
                                                                                                      Spacehab, Inc. (aerospace
                                                                                                      services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (1929)                Trustee     Since 1990           27                            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969);
and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)                  Trustee     Since 2003           101                           Director, White Mountains
500 East Broward Blvd.                                                                                Insurance Group, Ltd. (holding
Suite 2100                                                                                            company), Amerada Hess
Fort Lauderdale, FL 33394-3091                                                                        Corporation (exploration and
                                                                                                      refining of oil and gas) and
                                                                                                      Sentient Jet (private jet
                                                                                                      service); and FORMERLY,
                                                                                                      Director, Becton Dickinson and
                                                                                                      Company (medical technology),
                                                                                                      Cooper Industries, Inc.
                                                                                                      (electrical products and tools
                                                                                                      and hardware), Health Net,
                                                                                                      Inc. (formerly, Foundation
                                                                                                      Health) (integrated managed
                                                                                                      care), The Hertz Corporation,
                                                                                                      Pacific Southwest Airlines,
                                                                                                      The RCA Corporation, Unicom
                                                                                                      (formerly, Commonwealth
                                                                                                      Edison) and UAL Corporation
                                                                                                      (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION        TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS           Trustee         Since 1999         20                            None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION        TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)               Trustee and     Trustee since      21                            None
One Franklin Parkway                   Vice President  1992 and
San Mateo, CA 94403-1906                               Vice President
                                                       since 1996
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)            Trustee,        Trustee and        141                           None
One Franklin Parkway                   Chairman of     Chairman of the
San Mateo, CA 94403-1906               the Board and   Board since 1995
                                       Vice President  and Vice
                                                       President since
                                                       1992
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                  Chief           Since 2004         Not Applicable                Not Applicable
One Franklin Parkway                   Compliance
San Mateo, CA 94403-1906               Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (1964)              Vice President  Since 2001         Not Applicable                Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION          TIME SERVED      BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)                Senior Vice       Since 2002       Not Applicable                Not Applicable
500 East Broward Blvd.                 President and
Suite 2100                             Chief Executive
Fort Lauderdale, FL 33394-3091         Officer -
                                       Finance and
                                       Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                   Vice President    Since 2000       Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)                Vice President    Since 2000       Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)          Vice President    Since 1996       Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)                     Vice President    Since 1994       Not Applicable                Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)            Vice President -  Since 2002            Not Applicable              Not Applicable
600 Fifth Avenue                    AML
Rockefeller Center                  Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse SA, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)                  Officer -         and Chief             Not Applicable              Not Applicable
17th Floor, The Chater House        Investment        Executive Officer -
8 Connaught Road                    Management        Investment
Central Hong Kong                   President         Management
President and Chief Executive       since 1987        since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)           Secretary         Since                 Not Applicable              Not Applicable
500 East Broward Blvd.                                December 2004
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
Investment Counsel, LLC and Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)            Treasurer         Since 2004            Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 14 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)            Vice President    Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of
Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)              Chief Financial   Since 2004            Not Applicable              Not Applicable
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987) and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                                                              Annual Report | 37

TEMPLETON EMERGING MARKETS FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held May 11, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures


38 | Annual Report

TEMPLETON EMERGING MARKETS FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report for the Fund showed its investment performance for the one-year period ended February 28, 2005, as well as the previous ten years ended that date in comparison to a Lipper performance universe consisting of the Fund and all retail and institutional emerging market funds as selected by Lipper. Such report considers total return on a fund net asset basis without regard to market discounts or premiums in order to accurately reflect investment performance. The Lipper report showed the Fund's total return for the one-year period to be in the second highest quintile of such performance universe, and on an annualized basis to be in the highest quintile of such universe for each of the previous three- and ten-year periods and the second highest quintile of such universe for the previous five-year period. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with a Lipper selected expense group consisting of the Fund and the two other closed-end emerging markets funds. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by the other two funds within the Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of the other two funds. The Lipper effective management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed the Fund's effective management fee rate to be the highest of such expense group, while its total actual expenses were the lowest in such group. The Board found the Fund's management fee and expenses in comparison to those of the expense group to be acceptable.


                                                              Annual Report | 39

TEMPLETON EMERGING MARKETS FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis were the revenue and related costs involved in managing the Fund, as well as its relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale which should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board also noted that in the previous year it had added a breakpoint to the Fund's investment advisory fee at the $1 billion level.


40 | Annual Report

TEMPLETON EMERGING MARKETS FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2005. Additionally, the Fund expects to file, on or about October 31, 2005, such certifications with its Form N-CSR for the year ended August 31, 2005.


                                                              Annual Report | 41
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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

     [LOGO](R)
FRANKLIN(R) TEMPLETON(R)        100 Fountain Parkway
    INVESTMENTS                 P.O. Box 33030
                                St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON EMERGING
MARKETS FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680 -6578 www.melloninvestor.com

FUND INFORMATION

1-800/342 -5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

TLEMF A2005 10/05



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $24,753 for the fiscal year ended August 31, 2005 and $6,052 for the fiscal year ended August 31, 2004.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $24,546 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $100 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $340 for the fiscal year ended August 31, 2005 and $99,985 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,886 for the fiscal year ended August 31, 2005 and $148,664 for the fiscal year ended August 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.      N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.            N/A

ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date   October 21, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 21, 2005